EXHIBIT 10.3

                                PROMISSORY  NOTE
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$ 200,000.00                                                   February 13, 2001
                                                              New York, New York

     FOR VALUE RECEIVED, Victor Ebner Enterprises Inc., a New York company (the "Borrower"), hereby promises to pay to the order of Daniel L. Hodges, a resident of Arizona, (the "Lender"), at 5505 North Indian Trail, Tucson, Arizona, or such other location as the holder hereof may in writing designate, the principal sum of TWO HUNDRED THOUSAND DOLLARS ($500,000.00). The Borrower hereby further promises to pay interest on the unpaid principal balance hereof at a rate per annum equal to 8%. Interest shall accrue daily from the date hereof on the unpaid principal balance hereof and shall be computed on the basis of the actual number of days for which due.

     This Note, the entire unpaid principal balance hereof and accrued interest thereon shall be due and payable on February 13, 2002.

     The Borrower further agrees to pay a late charge equal to five percent (5%) of any payment due hereunder that is not paid within fifteen (15) days of its due date.

     This Note may be prepaid in whole at any time or in part from time to time without penalty, provided that (a) each prepayment shall be in the minimum
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amount  of  $10,000.00,  together  with  all  accrued  interest  thereon and (b)
prepayments will be applied to the installments due hereon in the inverse order of their maturity.

     All amounts to be paid hereunder shall be paid by wire transfer of immediately available funds and in lawful money of the United States of America.

     The Borrower and every guarantor and endorser hereof hereby waives presentment, demand, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

     The Borrower may not assign its obligations under this Note (by operation of law or otherwise) without the prior written consent of the Lender.

     WAIVER  OF  JURY  TRIAL.  THE  BORROWER  HEREBY  KNOWINGLY, VOLUNTARILY AND
     -----------------------
INTENTIONALLY  WAIVES  ANY RIGHT EITHER IT OR ITS SUCCESSORS OR ASSIGNS MAY HAVE
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TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF,
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UNDER  OR IN CONNECTION WITH THIS NOTE OR ANY AGREEMENTS CONTEMPLATED HEREBY, OR
ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE PARTIES RELATED HERETO. THIS PROVISION IS A MATERIAL
INDUCEMENT  FOR  THE  LENDER  TO  ENTER  INTO  THIS  LOAN  AND ACCEPT THIS NOTE.


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     IN  WITNESS  WHEREOF, the Borrower has caused this Note to be duly executed on its behalf by its duly authorized officer as of the date and year first above written.


                            Victor  Ebner  Enterprises  Inc.



                           _________________________________________
                                       Christian  Ebner


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